Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 423,773		¥ 277,201
Withholding individual income taxes for employees	383,291		378,103
EIT payable	1,740,126		1,790,393
Others	211,995		125,837
Total taxes payable	¥ 2,759,185	$ 378,007	¥ 2,571,534